Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS

August 15, 2017

Supplement dated August 15, 2017 to the currently effective Rydex Series Funds Class A, Class C and Institutional Class shares Statutory Prospectuses (together, the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective August 16, 2017, Employer Sponsored Plans and Employer Sponsored IRAs holding Class C shares of a Rydex Series Fund (each, a “Fund”) through RBC Wealth Management (“RBC”) may convert their Class C shares for Class A shares of equal aggregate value of the same Fund as part of a pre-arranged, one-time, multiple-client transaction through RBC. No sales charges will apply to any such transactions. Therefore, effective August 16, 2017, the Prospectus is revised as specified below.

1.	Information Regarding Conversion of Class C Shares to Class A Shares

Under the heading “Buying, Selling and Exchanging Fund Shares,” the following is added as the second full paragraph under the sub-heading “Class A shares and Class C shares.”

Employer Sponsored Plans and Employer Sponsored IRAs holding Class C shares of a Fund through RBC Wealth Management (“RBC”) may convert their Class C shares for Class A shares of equal aggregate value of the same Fund as part of a pre-arranged, one-time, multiple-client transaction through RBC. No sales charges will apply to any such transactions. Shareholders may wish to contact RBC to learn more about the details of this feature.

2.	Revisions to Sales Charges Information

Under the heading “Sales Charges,” the following is added as the second full paragraph under the sub-heading “Class C Shares Sales Charges Applicable Upon Conversion.”

The CDSC applicable to Class C shares will be waived for Class C shares held by Employer Sponsored Plans and Employer Sponsored IRAs through RBC and subsequently converted into Class A shares of the same Fund. For more information regarding this feature, please see the description above in the “Buying, Selling and Exchanging Fund Shares.”

3.	Revisions to Appendix A – Sales Charge Waivers and Discounts Available Through Intermediaries

“Appendix A – Sales Charge Waivers and Discounts Through Intermediaries” is deleted in its entirety and replaced as follows.

APPENDIX A - SALES CHARGE WAIVERS AND DISCOUNTS AVAILABLE THROUGH INTERMEDIARIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is your responsibility to notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares Available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;

•	Shares purchased through a Merrill Lynch affiliated investment advisory program;

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•	Shares exchanged from Class C shares (i.e., level-load) of the same fund in the month of or following the 10-year anniversary of the purchase date;

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•	Trustees of the Funds, and employees of the Advisor or any of its affiliates, as described in the Prospectus; and

•
Shares purchased from the proceeds of redemptions within the Guggenheim Investments family of funds (the “Guggenheim Funds”), provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Return of excess contributions from an IRA Account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

•	Shares acquired through a right of reinstatement;

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only); and

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus;

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch, as described in the Prospectus. Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases of Guggenheim Funds through Merrill Lynch over a 13-month period of time (if applicable), as described in the Prospectus.

RBC Wealth Management (“RBC”)
Effective August 16, 2017, Employer Sponsored Plans and Employer Sponsored IRAs holding Class C shares of a Fund through RBC may convert their Class C shares for Class A shares of equal aggregate value of the same Fund as part of a pre-arranged, one-time, multiple-client transaction through RBC. No sales charges will apply to any such transactions. Shareholders may wish to contact RBC to learn more about the details of this feature.

Please retain this supplement for future reference.

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